  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2020

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13752 (Commission File Number)	54-1727060 (I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road
Midland, Virginia 22728
(Address of principal executive offices)

 (504) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

ITEM 1.01    Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference to this item.

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Regisrant.

Note Payable

       On April 16, 2020, Smith-Midland Corporation (the "Company") completed a note payable secured under the Paycheck Protection Program (the "PPP") to Summit Community Bank (the "Bank") in the amount of $2,691,700. The interest rate per the Promissory Note, dated April 16, 2020 and executed by the Company in favor of the Bank (the "Promissory Note"), is fixed at 1.00% per annum, with principal and interest payments starting November 16, 2020, payable monthly over 18 months in the amount of $151,508. The loan matures on April 16, 2022. The proceeds of the loan must be utilized pursuant to the requirements of the PPP, and all or a portion of the loan may be forgiven in accordance with the PPP applicable rules, regulations, and guidelines. Pursuant to the Business Loan Agreement, dated April 16, 2020, executed by the Company in favor of the Bank (the "Business Loan Agreement"), the Bank may accelerate the loan in the event of a default under the foregoing loan documents or any other loan agreement with the Bank. Under the current loan covenants with the Bank, the Company is limited to annual capital expenditures of $3.5 million and must maintain tangible equity of $10.0 million. The foregoing does not purport to be complete and is qualified in its entirety to Promissory Note and the Business Loan Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit No	Exhibit Description
10.1	Promissory Note, dated April 16, 2020, in the amount of $2,691,700 issued by the Company to Summit Community Bank.
10.2	Business Loan Agreement related to the Promissory Note dated April 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020
SMITH-MIDLAND CORPORATION

By: /s/ Adam J. Krick
Adam J. Krick Chief Financial Officer